Page 1 of 4 Enovix Organizes for Drone/Military Surge FREMONT, Calif., November 5, 2026 (GLOBE NEWSWIRE) -- Enovix Corporation ("Enovix" or the "Company," Nasdaq: ENVX), a developer and manufacturer of advanced lithium-ion batteries, today announced that it has completed the first phase of the cost reduction plan described to shareholders in August by Executive Chairman T.J. Rodgers. Over the past week, the Company rebalanced its world-wide deployment to put more focus on its South Korean operations, in both headcount and capital deployment, while reducing costs in the U.S., India and Malaysia. The change was a reduction of approximately 220 employee and contract-labor positions out of 946 with savings of $8.5 million per year. In Korea, the Company’s TAA-compliant, military-qualified plant is ramping to meet strong demand from U.S. and allied drone and defense programs for non-Chinese batteries. Enovix is investing $19 million to double the plant’s drone battery capacity to serve its rapidly growing drone, defense and industrial pipeline, which ballooned to $216 million at the end of Q3’26. A multinational provider of dual-use drone systems placed an initial purchase order in October for 100,000 battery units, with deliveries scheduled in early 2027 and expectations for follow-on orders in the second half of 2027 and beyond. The drone and defense purchase orders received in the first weeks of Q4’26 have already exceeded the Company’s total Q3’26 revenue. The Company believes the underlying growth in drone and defense demand for non-Chinese batteries will continue throughout the decade. T.J. Rodgers, Enovix Executive Chairman, said, “Our streamlining effort is intended to prevent the rapid hiring for the new opportunities from actually increasing costs. We are keeping a lid on costs in every other location and investing in Korea, where we expect 2027 revenue to be a multiple of 2026 revenue.” In Malaysia, the Company is focusing its Fab2 operations on fulfilling a production order for its advanced 100% active silicon-anode AI-1TM batteries from its lead smart eyewear customer, as well as on product development and sampling for smartphone, smart eyewear, wearable and other edge-AI customers.

Page 2 of 4 Third Quarter 2026 Earnings Call Enovix will host a live video webcast to update investors and analysts at 1:00 p.m. ET on Thursday, November 12, 2026, during which T.J. Rodgers, Ryan Benton, Interim Chief Executive Officer, Steve Bakos, Chief Revenue Officer and General Manager, and Michael Vyvoda, Chief Operating Officer, will discuss Q3’26 results, the cost-reduction plan, the previously announced warrant distribution, and provide Q4’26 guidance as well as full-year 2027 revenue guidance. Register for the webcast here or on the Events page of the Investor Relations website: https://ir.enovix.com/news-events/investor-calendar. Investors may submit questions on the registration page that they would like addressed on the call by Enovix management. Rodgers concluded, “We are focusing on our streamlining effort now, so that we can spend more time in the analyst meeting on 1) the profitable retirement of $100 million of our 2030 bonds, and 2) our exciting warrant dividend proposal to all shareholders and the 2028 and 2023 bond holders, including the opportunity to retire the $172 million in 2028 bonds through the warrant dividend.” About Enovix Enovix develops and manufactures advanced lithium-ion batteries, including proprietary silicon- anode architectures for smartphones, smart eyewear, defense, industrial and emerging edge-AI applications. Its proprietary silicon-anode battery architecture enables higher energy density and performance in space-constrained devices while maintaining safety and reliability, supporting commercialization across consumer and industrial markets. Enovix is headquartered in Silicon Valley with facilities in India, South Korea and Malaysia, serving customers globally. For more information visit https://enovix.com and follow us on LinkedIn. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial or operating performance and are identified by words such as anticipate, believe, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, will, would and similar expressions. Forward-looking statements in this press release include, but are not limited to, statements regarding: the expected cost savings and other benefits of our cost reduction and restructuring actions, and the timing of those savings; our plans for our Malaysia operations, including continued production, shipments to our smart eyewear customer, product development and sampling for smartphone, smart eyewear, wearable and other edge-AI customers; the timing of any future volume increases; the amount, timing and benefits of our planned capacity expansion in South Korea; our expectation that 2027 revenue from our South Korea operations will be a multiple of 2026 revenue; our belief that growth in demand for non- Chinese batteries from U.S. and allied drone and defense programs will continue throughout the decade; the announced drone battery purchase order, including the quantity and timing of deliveries and our expectation of follow-on orders in the second half of 2027 and beyond; the

Page 3 of 4 fulfillment of drone and defense purchase orders received in the fourth quarter of 2026; the conversion of pipeline opportunities into purchase orders; our preliminary, unaudited third quarter 2026 revenue and customer pipeline; the expected timing and content of our third quarter 2026 financial results, conference call and guidance; our research and development priorities; the previously announced warrant distribution; our offer to retire $172 million of our 2028 bonds; the retirement of $100 million of our 2030 bonds; and our plans to reduce our cost structure and accelerate our path to profitability. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially from the future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions that could cause actual results to differ materially from the results and events anticipated by such forward-looking statements include, but are not limited to: the possibility that our cost reduction actions do not produce the expected savings, produce them later than expected, or result in greater charges or cash expenditures than expected; the possibility that the reductions disrupt our operations, impair our ability to ship products, sample products or support customers, or result in the loss of additional personnel; the possibility that the warrant distribution or our offer to retire our 2028 bonds is delayed, modified or not completed, that bondholders do not participate to the extent we expect, or that the amount of cash proceeds received or debt retired differs materially from our expectations; the possibility that our final third quarter 2026 results differ from the preliminary results referenced in this release as a result of the completion of our quarter-end closing procedures, review by our independent registered public accounting firm or other developments; the possibility that the announced drone battery purchase order or other drone and defense purchase orders are modified, delayed, reduced or cancelled, that deliveries do not occur on the expected schedule or that the customer does not place follow- on orders; the possibility that other opportunities in our sales pipeline do not convert into purchase orders, or convert later or in smaller amounts than we expect; the possibility that our South Korea capacity expansion costs more, takes longer or delivers less capacity than we expect; changes in U.S. and allied defense budgets, procurement priorities and drone programs, and in demand for non-Chinese battery supply; our dependence on a limited number of customers; our ability to satisfy applicable government sourcing, regulatory and certification requirements, including TAA and NDAA requirements; our ability to successfully develop, manufacture and commercialize our battery products and transition to high-volume production; our ability to scale manufacturing operations and achieve expected production capacity and yields; the level and timing of customer demand, qualification and adoption of our products across end markets; lengthy and unpredictable customer qualification and sales cycles, particularly in defense and other regulated markets; our history of losses and expectation of continued losses; liquidity constraints, capital availability and our ability to service existing debt; intense competition and our ability to keep up with rapid technological change in the battery industry; our ability to attract and retain qualified personnel; the outcome of litigation, regulatory investigations and other legal matters; changes in tax laws or regulations; changes in the political, economic or regulatory environment generally and in the markets in which we operate; and other risks described in the disclosures contained in our filings with the SEC, including in the "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" sections of our annual report on Form 10-K and quarterly reports on Form 10-Q, and other documents that we have filed, or will file, with the SEC. These documents are available in the SEC Filings section of the Investor Relations page at https://ir.enovix.com and at www.sec.gov. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward- looking statements. Any forward-looking statements in this press release speak only as of the

Page 4 of 4 date on which they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Preliminary Financial Information The preliminary third quarter 2026 financial results and customer pipeline information referenced in this release are unaudited, are based on management’s estimates as of October 12, 2026 and are subject to change upon completion of the Company’s financial closing procedures and review. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this preliminary information and does not express an opinion or any other form of assurance with respect to it. Further information concerning, and risks relating to, our preliminary third quarter 2026 financial results are included in our October 12, 2026 press release. The Company undertakes no obligation to update this preliminary information other than as required by law. Note Regarding Customer Pipeline and Design Wins We may refer in this press release and other communications to our “customer pipeline” and “design wins.” Our customer pipeline represents our estimate of the peak annual production value of identified design opportunities for products manufactured in South Korea. A “design win” refers to an opportunity that has been awarded to Enovix but has not yet entered production. Customer pipeline and design win amounts do not represent customer orders, backlog or committed revenue and should not be viewed as forecasts of future revenue. Actual revenue, if any, will depend on a number of factors, including customer qualification, final program awards, production timing, capacity and volumes, and the successful launch and ramp of customer programs. These measures are forward-looking and are subject to the risks and uncertainties described above under “Forward-Looking Statements.” For media and investor inquiries, please contact: Investor Contact: Monica Gould Blueshirt Group ir@enovix.com Source: Enovix Corporation